            WAIVER AND AMENDMENT TO RECEIVABLES PURCHASE AND TRANSFER
                    AGREEMENT AND LOAN AND SECURITY AGREEMENT

                  WAIVER AND AMENDMENT dated as of April 23, 1999 (this "Amendment"), to the Receivables Purchase and Transfer Agreement, dated as of November 9, 1998 (as amended, modified or supplemented from time to time in accordance with its terms, the "RPTA"), by and among Star Multi Care Services, Inc., a New York corporation (the "Primary Servicer"), each of the parties named on Schedule I thereto (each, including the Primary Servicer, a "Provider" and, collectively, the "Providers") and SMCS Care, LLC, a New York limited liability company (the "Purchaser"), and to the Loan and Security Agreement, dated as of November 9, 1998 (as amended, modified or supplemented from time to time in accordance with its terms, the "LSA") between the Purchaser as borrower (the "Borrower"), and Daiwa Healthco-3 LLC (the "Lender").

                  WHEREAS, the parties hereto have agreed to amend certain provisions of the LSA and the RPTA.

                  WHEREAS, the parties hereto have agreed to waive certain provisions of the LSA and the RPTA.

                  NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

                  1. Defined Terms. Unless otherwise specifically defined herein, all capitalized terms used herein shall have the respective meanings ascribed to such terms in the RPTA and the LSA.

                  2. Amendment to LSA. Subject to the conditions as to effectiveness set forth in Paragraph 9 of this Amendment, the LSA is hereby amended as follows:

                           (1)      In Exhibit I of the LSA the definition of
"Basic Borrowing Amount" is hereby restated in its entirety to read as follows:

                           "Basic Borrowing Amount" shall mean an amount equal
to eighty percent (80%) of the Expected Net Value of Eligible Receivables. Such percent shall step down by one percent (1%) per month on the 15th calendar day (or if the 15th calendar day is not a Business Day then on the next succeeding Business Day) over the ten consecutive months beginning on such day in May, 1999 when such percent shall reduce to seventy-nine percent (79%), and continuing to reduce by one percent (1%) through February, 2000 at which point the Basic Borrowing Amount shall remain at seventy percent (70%) until the Scheduled Maturity Date.

                  3. Amendments to RPTA. Subject to the conditions as to effectiveness set forth in Paragraph 9 of this Amendment, the RPTA is hereby amended as follows:

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                           (1)      In Exhibit V of the RPTA, clauses (y) and
(aa) are each hereby amended by deleting therefrom the date "May 30, 1998" and substituting therefore "May 30, 1999".

                  4. Waivers under LSA.

                           (1)      The Lender hereby waives any existing
Default or Event of Default that arose solely as a result of a breach under clause (d) of Exhibit V of the LSA referring to an Event of Termination under the RPTA specified in Paragraphs 5(a) and (b) of this Amendment.

                           (2)      The Lender hereby waives its rights under
the provisions of Section 3.02(a) and (b) of the LSA solely for the Borrower's failure to comply with the provisions of clause (d) of Exhibit V of the LSA for the periods specified in Paragraph 5(a) of this Amendment.

                           (3)      Except for the specific waivers set forth
above, nothing herein shall be deemed to be a waiver of any covenant or agreement contained in the LSA.

                  5. Waivers under RPTA.

                           (1)      The Purchaser hereby waives any existing
Event of Termination that arose solely as a result of the Providers' failure to comply with the provisions of: (i) clause (x) of Exhibit V of the RPTA with respect to the fiscal quarter ended February 28, 1999; and (ii) clauses (y) and
(aa) of Exhibit V of the RPTA with respect to the fiscal quarter ended February 28, 1999 for the period of August 30, 1998 to February 28, 1999.

                           (2)      The Purchaser hereby waives its rights under
the provisions of Section 3.02(a) and (b) of the RPTA solely for the Providers' failure to comply with the provisions of clauses (x), (y) and (aa) of Exhibit V of the RPTA for the periods specified in Paragraph 5(a) above.

                           (3)      Except for the specific waivers set forth
above, nothing herein shall be deemed to be a waiver of any covenant or agreement contained in the RPTA.

                  6. Preferred Stock Issuance and Use of Proceeds. The Primary Servicer hereby agrees that it shall apply at least $200,000.00 of proceeds of each preferred stock issuance made by it to the Borrower as a dividend (including, without limitation, the preferred stock issuance being made on or about April 26, 1999). The Borrower hereby agrees that immediately upon receipt of a dividend from an issuance of preferred stock by the Primary Servicer, Borrower will apply not less than $200,000.00 of such dividend to the repayment of the Revolving Loan.

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                  7. Representations and Warranties of the Borrower. The
Borrower hereby represents and warrants as of the date hereof as follows (which representations and warranties shall survive the execution and delivery of this Amendment):

                           (1)      All representations and warranties made by
the Borrower in Article III of the LSA and each of the other Documents are true and correct in all material respects as of the date hereof with the same force and effect as if made on such date (except to the extent that any such representation or warranty relates expressly to an earlier date or to the extent that any such representation or warranty is expressly waived herein).

                           (2)      The Borrower has the requisite power to
execute, deliver and carry out the terms and provisions of this Amendment.

                           (3)      This Amendment has been duly executed and
delivered and constitutes the legal, valid and binding obligation of the Borrower, and is enforceable in accordance with its terms subject (i) as to enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally, from time to time in effect, and (ii) to general principles of equity.

                           (4)      No event has occurred and is continuing
which constitutes or would constitute a Default or an Event of Default under the LSA.

                  8. Representations and Warranties of the Providers. Each Provider hereby represents and warrants as of the date hereof as follows (which representations and warranties shall survive the execution and delivery of this Amendment):

                           (1)      All representations and warranties made by
such Provider in Article III of the RPTA are true and correct in all material respects as of the date hereof with the same force and effect as if made on such date (except to the extent that any such representation or warranty relates expressly to an earlier date or to the extent that any such representation or warranty is expressly waived herein).

                           (2)      Such Provider has the requisite power to
execute, deliver and carry out the terms and provisions of this Amendment.

                           (3)      This Amendment has been duly executed and
delivered and constitutes the legal, valid and binding obligation of such Provider, and is enforceable in accordance with its terms subject (i) as to enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally, from time to time in effect, and (ii) to general principles of equity.

                           (4)      No event has occurred and is continuing
which constitutes or would constitute an Event of Termination under the RPTA.

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                  9. Conditions Precedent. Notwithstanding any term or provision of this Amendment to the contrary, Paragraphs 2, 3, 4 and 5 hereof shall not become effective until:

                           (1)       The Lender and the Purchaser shall have
received counterparts of this Amendment, duly executed and delivered on behalf of the Primary Servicer, the Providers, the Purchaser, the Borrower and the Lender;

                           (2)      Messrs. Kaye, Scholer, Fierman, Hays &
Handler, LLP, counsel to the Lender, shall have received payment in full for all reasonable legal fees charged and all costs and out-of-pocket expenses incurred by such counsel through the date first written above in connection with the transactions contemplated by this Agreement.

                  10. Continued Effectiveness. Nothing herein shall be deemed to be a waiver of any covenant (except as contained in Paragraphs 4 and 5 herein), or agreement contained in, or any Default or Event of Default under the LSA, or any Event of Termination under the RPTA and each of the parties hereto agrees that, as amended by this Amendment, all of the covenants and agreements and other provisions contained in the RPTA, LSA and the other Documents shall remain in full force and effect from and after the date of this Amendment.

                  11. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be an original, and all of which, taken together, shall constitute a single instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

                  12. Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York (other than the conflicts of laws principles thereof).

                            [Signature pages follow]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

BORROWER AND PURCHASER:                 SMCS CARE, LLC

                                        By:  /s/ Stephen Sternbach
                                             -----------------------------------
                                             Name:  Stephen Sternbach
                                             Title: Chief Executive Officer

LENDER:                                 DAIWA HEALTHCO-3 LLC

                                        By:  /s/ James Craig
                                             -----------------------------------
                                             Name:  James Craig
                                             Title: Vice President
                                             Daiwa Securities American, Inc.

PROVIDERS:                              STAR MULTI CARE SERVICES, INC.

                                        By:  /s/ Stephen Sternbach
                                             -----------------------------------
                                             Name:  Stephen Sternbach
                                             Title: Chief Executive Officer

                                        STAR MULTI CARE SERVICES OF
                                        FLORIDA, INC.

                                        By:  /s/ Stephen Sternbach
                                             -----------------------------------
                                             Name:  Stephen Sternbach
                                             Title: Chief Executive Officer

                                        AMSERVE HEALTHCARE OF OHIO, INC.

                                        By:  /s/ Stephen Sternbach
                                             -----------------------------------
                                             Name:  Stephen Sternbach
                                             Title: Chief Executive Officer

                                        AMSERVE HEALTHCARE OF NEW
                                        JERSEY, INC.

                                        By:  /s/ Stephen Sternbach
                                             -----------------------------------
                                             Name:  Stephen Sternbach
                                             Title: Chief Executive Officer

                                        EFCC ACQUISITION CORP.

                                        By:  /s/ Stephen Sternbach
                                             -----------------------------------
                                             Name:  Stephen Sternbach
                                             Title: Chief Executive Officer